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                                    Form T-1


                       Securities and Exchange Commission
                             Washington, D.C. 20549


         Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee


                      Check if an Application to Determine
           Eligibility of a Trustee Pursuant to Section 305(b)(2) |__|

                           ---------------------------
                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


                NEW YORK                                        13-5160382
   (Jurisdiction of incorporation or                         (I.R.S. Employer
              organization                                Identification Number)
      if not a U.S. national bank)

            ONE WALL STREET
           NEW YORK, NEW YORK                                      10286
(Address of principal executive offices)                        (Zip code)

                                JOHN C. HITT, JR.
                               CHAPMAN AND CUTLER
                             111 WEST MONROE STREET
                             CHICAGO, ILLINOIS 60603
                                 (312) 845-3000
                               (Agent for Service)


                           ---------------------------
                        FIRST NATIONAL MASTER NOTE TRUST
               (Exact name of obligor as specified in its charter)

                DELAWARE                                       NOT APPLICABLE
     (State or other jurisdiction of                          (I.R.S. employer
     incorporation or organization)                          identification no.)

      C/O WILMINGTON TRUST COMPANY
           RODNEY SQUARE NORTH
        1100 NORTH MARKET STREET
             WILMINGTON, DE                                      19890-0001
(Address of principal executive offices)                         (Zip code)


                        SERIES 200_-_ ASSET BACKED NOTES
                       (Title of the indenture securities)



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

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                                Name                                                        Address
                                ----                                                        -------
                 Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y. 10006,
                                                                          and Albany, N.Y. 12203

                 Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y. 10045

                 Federal Deposit Insurance Corporation                    Washington, D.C.  20429

                 New York Clearing House Association                      New York, New York   10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  None.

3-15.    All responses for Items 3-15 are either "None" or "Not Applicable".

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1,2,3. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

         5.       Not Applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

         8.       Not Applicable.

         9.       Not Applicable.



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

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of July 2003

                                    The Bank of New York



                                    By    /s/ Eric Lindahl
                                          --------------------------------------
                                          Name:   Eric Lindahl
                                          Title:  Agent for the Bank of New York

                                                                       EXHIBIT 7


                       CONSOLIDATED REPORT OF CONDITION OF


                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                            DOLLAR AMOUNTS
ASSETS                                                                                       IN THOUSANDS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin...................                        $4,389,492
   Interest-bearing balances............................................                         3,288,212
Securities:
   Held-to-maturity securities..........................................                           654,763
   Available-for-sale securities........................................                        17,626,360
Federal funds sold in domestic offices..................................                         1,759,600
   Securities purchased under agreements to resell......................                           911,600
Loans and lease financing receivables:
   Loans and leases held for sale.......................................                           724,074
   Loans and leases, net of unearned
     income.............................................................                        32,368,718
   Less: Allowance for loan and
          lease losses..................................................                           826,505
   Loans and leases, net of unearned
     income and allowance...............................................                        31,542,213
   Trading Assets.......................................................                         7,527,662
   Premises and fixed assets (including capitalized leases).............                           825,706
   Other real estate owned..............................................                               164
   Investments in unconsolidated subsidiaries and associated companies..                           260,940
   Customers' liability to this bank on acceptances outstanding.........                           225,935
   Intangible assets....................................................
      Goodwill..........................................................                         2,027,675
      Other intangible assets...........................................                            75,330
   Other assets.........................................................                         4,843,295
                                                                                               -----------
   Total assets.........................................................                       $76,683,021
                                                                                               ===========
Liabilities
Deposits:
   In domestic offices..................................................                       $33,212,852
   Noninterest-bearing..................................................                        12,997,086
   Interest-bearing.....................................................                        20,215,766

   In foreign offices, Edge and Agreement subsidiaries, and IBFs........                        24,210,507
   Noninterest-bearing..................................................                           595,520
   Interest-bearing.....................................................                        23,614,987
   Federal funds purchased in domestic offices..........................                           375,322
   Securities sold under agreements to repurchase.......................                           246,755
   Trading liabilities..................................................                         2,335,466
   Other borrowed money:
     (includes mortgage indebtedness and obligations under capitalized
     leases)............................................................                           959,997
   Bank's liability on acceptances executed and outstanding.............                           227,253
Subordinated notes and debentures.......................................                         2,090,000
   Other liabilities....................................................                         5,716,796
                                                                                               -----------
Total liabilities.......................................................                       $69,374,948
                                                                                               ===========
   Minority interest in consolidated subsidiaries.......................                           540,772

Equity Capital
   Perpetual preferred stock and related surplus........................                                 0
   Common stock.........................................................                         1,135,284
   Surplus..............................................................                         1,056,295
   Retained earnings....................................................                         4,463,720
   Accumulated other comprehensive income.........                                               (112,002)
   Other equity capital components.....................                                                  0
                                                                                               -----------
   Total equity capital.................................................                         6,767,301
                                                                                               -----------
   Total liabilities minority interest and equity capital...............                       $76,683,021
                                                                                               ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                         Directors
Alan R. Griffith



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